Exhibit 99.1

ESGEN Acquisition Corp. Announces Updated Transaction Terms for its Pending Business Combination with Sunergy Renewables

DALLAS, TX & NEW PORT RICHEY, FL – January, 25, 2024 – ESGEN Acquisition Corp. (“ESGEN”) (Nasdaq: ESACU, ESAC, ESACW), a special purpose acquisition company, and Sunergy Renewables, LLC (“Sunergy” or the “Company”), a leading Florida-based provider of residential solar and energy efficiency solutions, today announced amended transaction terms for its pending business combination (the “Transaction” or the “Business Combination”) that would result in the combined company becoming a publicly listed company on the Nasdaq Stock Exchange.

By the updated terms of the Transaction, ESGEN’s sponsor, ESGEN LLC (the “Sponsor”) has committed to purchase up to $15 million in Convertible Preferred Equity Securities (the “Convertible Preferred Securities”), of which $10 million will be funded at the close of the Business Combination and the remaining $5 million can be funded at the combined company’s discretion up to six months after closing. The purchase of the Convertible Preferred Securities will be funded by Energy Spectrum Partners VIII LP (“Energy Spectrum”). The updated pro forma implied enterprise value of the combined company is expected to be $390 million, and proceeds are expected to be used to fund operations and growth.

“We’re confident that these updated terms will allow Sunergy to hit the ground running in the public markets,” said Sunergy CEO Tim Bridgewater. “With our proprietary, differentiated approach to selling residential solar systems, we’ve demonstrated a strong track record of financial performance and profitability. This amendment to our business combination terms highlights ESGEN’s continued partnership and commitment to supporting our team as we execute our growth strategy in 2024 and beyond.”

“We set out to partner with a stable, innovative, and profitable company, and are confident that our combination with Sunergy will accelerate our path towards being a key player in the residential solar market,” said ESGEN CEO Andrejka Bernatova. “This amendment is an indication of our commitment to Sunergy as a capable partner that will help us achieve our goals, and we look forward to our future with Tim and the Sunergy team.”

“This amendment to our business combination terms represents a significant progression in our partnership with Sunergy,” said ESGEN CFO Nader Daylami. “We believe that these restructured terms position Sunergy to unlock growth both organically and through future M&A moving forward.”

The amended terms of the Transaction increase the original commitment from Energy Spectrum, in which Energy Spectrum’s participation in the common stock PIPE was agreed to be $10 million at $10.00 per share. In addition, the Sponsor and other insiders agreed to forfeit a total of 2.9 million founder shares at the closing, which will leave 4.0 million founder shares remaining. The amended terms of the Transaction also provide that 500,000 additional founder shares will be forfeited if the Convertible Preferred Securities are redeemed or the Sponsor elects to voluntarily convert them, in each case, within 2 years of closing. Finally, all of the outstanding private placement warrants held by the Sponsor and other insiders will be cancelled at the closing of the Transaction.

After the Transaction, the Board of Directors of the combined company will include representatives from both Sunergy and ESGEN. The Board of Directors of ESGEN and the board of managers of Sunergy have unanimously approved the Transaction. The Completion of the proposed Transaction is subject to customary closing conditions and is anticipated to occur in the first half of 2024.

Founded in 2005 and headquartered in New Port Richey, Florida, Sunergy provides photovoltaic solar and battery-based power as well as storage systems for residential consumers. With the Company’s carefully assembled product portfolio of solar energy systems, energy-efficient appliances, energy storage, insulation, and roofing services, Sunergy seeks to provide a range of benefits to homeowners, including meaningful utility cost savings, superior reliability compared to alternative sources, and energy independence.

ESGEN is backed by Energy Spectrum, a well-known energy infrastructure investment firm with a track record of more than 25 years, $4.5 billion of total equity capital commitments, and $1.85 billion of assets under management as of September 30, 2023. The parties believe that the investment track record, operating experience, and strategic insight of Energy Spectrum will serve as a catalyst to enhance the value of the combined company while generating attractive risk-adjusted returns for its shareholders.

For more information about the proposed Transaction, including a copy of the original Business Combination agreement and the accompanying investor presentation, please visit the ESGEN investor relations website at esgen-spac.com.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), served as exclusive financial advisor and lead capital markets advisor to ESGEN. Kirkland & Ellis LLP served as legal counsel to ESGEN and Energy Spectrum. Eversheds Sutherland (US) LLP and Ellenoff Grossman & Schole LLP served as legal counsel to Sunergy.

About Sunergy

Sunergy is a Florida-based regional provider of residential solar, distributed energy, and energy efficiency solutions focused on high growth markets with limited competitive saturation. With its differentiated sales approach and vertically integrated offerings, Sunergy serves customers who desire to reduce high energy bills and contribute to a more sustainable future.

About ESGEN Acquisition Corp.

ESGEN (Nasdaq: ESACU, ESAC, ESACW) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities. ESGEN is led by Chief Executive Officer, Andrejka Bernatova and Chief Financial Officer, Nader Daylami, and is affiliated with Energy Spectrum Capital, a Dallas-based private investment firm with long-standing experience building companies across the energy infrastructure landscape over multiple decades.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to ESGEN and Sunergy. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,”

“estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about ESGEN’s and Sunergy’s ability to effectuate the proposed business combination discussed in this news release; the benefits of the proposed business combination; the future financial performance of the combined company following the transactions; changes in ESGEN’s or Sunergy’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds prior to the closing of the business combination and plans and objectives of management. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing ESGEN’s or Sunergy’s views as of any subsequent date, and none of ESGEN or Sunergy undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, ESGEN’s and Sunergy’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal proceedings that may be instituted against ESGEN, Sunergy or others following announcement of the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain the approval of ESGEN stockholders; (v) the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the combined company’s ability to obtain the listing of its common stock and warrants on the Nasdaq following the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of Sunergy as a result of the announcement and consummation of the proposed business combination; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of any redemptions by public stockholders of ESGEN being greater than expected; (xi) the management and board composition of the combined company following the proposed business combination; (xii) limited liquidity and trading of the combined company’s securities; (xiii) the use of proceeds not held in ESGEN’s trust account or available from interest income on the trust account balance; (xiv) geopolitical risk and changes in applicable laws or regulations; (xv) the possibility that ESGEN, Sunergy or the combined company may be adversely affected by other economic, business, and/or competitive factors; (xvi) operational risk; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Sunergy’s resources; (xviii) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; and (xix) other risks and uncertainties, including those to be included under the heading “Risk Factors” in the registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) filed by ESGEN with the SEC and those included under the heading “Risk Factors” in ESGEN’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) and in its subsequent periodic reports and other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ESGEN, Sunergy, their respective directors, officers or employees or any other person that ESGEN and Sunergy will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this news release represent the views of ESGEN and Sunergy as of the date of this news release. Subsequent events and developments may cause that view to change. However, while ESGEN and Sunergy may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of ESGEN or Sunergy as of any date subsequent to the date of this news release.

No Offer or Solicitation

This news release relates to a proposed business combination between ESGEN and Sunergy. This document does not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Information for Investors and Stockholders and Where to Find It

In connection with the proposed business combination between ESGEN and Sunergy, ESGEN filed the Registration Statement that includes a preliminary proxy statement/prospectus of ESGEN, and after the Registration Statement is declared effective, ESGEN will mail a definitive proxy statement/prospectus relating to the proposed business combination to ESGEN’s stockholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the proposed business combination and the other matters to be voted upon at a meeting of ESGEN’s stockholders to be held to approve the proposed business combination (and related matters). This news release does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ESGEN may also file other documents with the SEC regarding the proposed business combination. ESGEN stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about ESGEN, Sunergy and the proposed business combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to ESGEN stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by ESGEN through the website maintained by the SEC at www.sec.gov, or by directing a request to: ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, TX 75225.

Participants in the Solicitation

ESGEN and Sunergy and their respective directors, officers and related persons may be deemed participants in the solicitation of proxies of ESGEN stockholders in connection with the proposed business combination. ESGEN stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ESGEN, and a description of their interests in ESGEN is contained in ESGEN’s final prospectus related to its initial public offering, dated October 21, 2021, the Annual Report and in ESGEN’s subsequent period reports and other filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ESGEN stockholders in connection with the proposed business combination and other matters to be voted upon at the ESGEN shareholder meeting is set forth in the Registration Statement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the Registration Statement that ESGEN intends to file with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Sunergy Contacts

For Investors:

Cody Slach and Tom Colton

Gateway Group

sunergy@gatewayir.com

For Media:

Zach Kadletz and Anna Rutter

Gateway Group

sunergy@gatewayir.com

ESGEN Acquisition Corp. Contacts

For Media & Investors:

Nader Daylami

nader@esgen-spac.com